UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment No. 1 to the Current Report on Form 8-K filed by IAC/InterActiveCorp (“IAC”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 4, 2016 (the “Report”) is to amend and supplement Exhibit 10.1 of Item 9.01 of the Report to include the form of Amended and Restated Certificate of Incorporation of IAC (previously filed as Appendix A-1 to the preliminary proxy statement filed by IAC with the SEC on November 2, 2016) as Exhibit A thereto.  All references in the Report to Exhibit 10.1 shall be deemed to reference the amended and supplemented Exhibit 10.1 filed herewith.  Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the Report.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Governance Agreement, by and among IAC/InterActiveCorp, a Delaware corporation, Mr. Barry Diller and other persons signatory thereto, dated as of November 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:
/s/ Gregg Winiarski
	Name:	Gregg Winiarski

	Title:	Executive Vice President,

General Counsel and Secretary

Date: November 7, 2016

EXHIBIT INDEX

Number	Description
10.1	Second Amended and Restated Governance Agreement, by and among IAC/InterActiveCorp, a Delaware corporation, Mr. Barry Diller and other persons signatory thereto, dated as of November 1, 2016.